                                                                    EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 05/01/04 - 05/31/04

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                        within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                 DOCUMENT    EXPLANATION
                            REQUIRED DOCUMENTS                                    FORM NO.       ATTACHED      ATTACHED
                            ------------------                                    --------       --------      --------
Schedule of Cash Receipts and Disbursements                                       MOR - 1A          x
    Bank Reconciliations (or copies of Debtor's bank reconciliations)             MOR - 1B          x
Statement of Operations                                                           MOR - 2
Balance Sheet                                                                     MOR - 3
Status of Postpetition Taxes                                                      MOR - 4           x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                       x
Summary of Unpaid Postpetition Debts                                              MOR - 4           x
    Listing of aged accounts payable                                                                x
Accounts Receivable Aging                                                         MOR - 5           x
Debtor Questionnaire                                                              MOR - 5           x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                      Authorized Signatory
-------------------------------------          ---------------------------------
Signature of Responsible Party                 Title

Montgomery W. Cornell                          6/22/2004
-------------------------------------          ---------------------------------
Printed Name of Responsible Party              Date

PREPARER:

/s/ Andrew Stearns                             Controller
-------------------------------------          ---------------------------------
Signature of Preparer                          Title

Andrew Stearns                                 6/22/2004
-------------------------------------          ---------------------------------
Printed Name of Preparer                       Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 05/01/04 - 05/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                            CURRENT MONTH             CUMULATIVE FILING TO DATE
                                                      --------------------------      -------------------------
                                                      DEBTOR      NON-DEBTOR (i)               ACTUALS
                                                      ------      --------------      -------------------------
CASH BEGINNING                                            99                  26                            132
                                                      ------      --------------      -------------------------
RECEIPTS
Customer Payments (a)                                      5                   -                            292
Trust Receipts (b)                                         -               7,370                         31,162
Trust Advances (b)                                         -                (329)                       (15,068)
Receipt of Servicer Fee                                   37                   -                            992
DIP Facility Advances                                      -                   -                          6,750
Other                                                      -                   -                            173
                                                      ------      --------------      -------------------------
TOTAL RECEIPTS                                            42               7,041                         24,301
                                                      ------      --------------      -------------------------

DISBURSEMENTS
Payroll (d)(e)(f)                                       (287)                  -                         (3,091)
Benefits (d)(e)(f)                                       (22)                  -                           (279)
Building Costs (g)                                       (10)                  -                           (397)
Equipment Costs                                           (6)                  -                           (159)
Auto, Travel & Entertainment                               -                   -                           (164)
Outside Services                                         (54)                  -                           (536)
Sales & Use Taxes                                          -                   -                              -
Payments by Affiliates on Debtor's Behalf (c)            690                   -                          5,770
DIP Facility Repayments                                 (259)                  -                         (6,081)
DIP Operating Reserve                                      -                   -                           (142)
DIP Fees                                                 (36)                  -                           (108)
Advance to RC III Trust (j)                                -                   -                         (2,400)
Paydown of US Bank Debt                                    -              (7,027)                       (16,124)
Other Expense (h)                                        (18)                 (1)                          (529)

Professional Fees                                        (45)                  -                            (45)
U.S. Trustee Quarterly Fees                                -                   -                            (15)
                                                      ------      --------------      -------------------------

TOTAL DISBURSEMENTS                                      (47)             (7,028)                       (24,300)
                                                      ------      --------------      -------------------------

NET CASH FLOW                                             (5)                 13                              1
                                                      ------      --------------      -------------------------

CASH END OF MONTH                                         94                  39                            133
                                                      ------      --------------      -------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                    (47)
   Transfers to Debtor in Possession Accounts                                            -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)              -
   Disbursements Related to Restricted Funds that are not Estate Expenses                -
   Payments by Affiliates on Debtor's Behalf (c)                                      (690)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                       (737)

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 05/01/04 - 05/31/04

BANK RECONCILIATIONS
(in thousands)

                                                                    ACCOUNTS                                       CURRENT MONTH
                                                  ---------------------------------------------                 --------------------
                                                  DEBTOR OPERATING     NON-DEBTOR (i)        OTHER                    ACTUALS
                                                  ----------------    ----------------  ---------------------   --------------------
CASH BEGINNING OF MONTH                               99                          26                      -                     125
                                                  ------              --------------      -----------------            ------------

RECEIPTS
Customer Payments (a)                                  5                           -                      -                       5
Trust Receipts (b)                                     -                       7,370                      -                   7,370
Trust Advances (b)                                     -                        (329)                     -                    (329)
Receipt of Servicer Fee                               37                           -                      -                      37
DIP Facility Advances                                  -                           -                      -                       -
Other                                                  -                           -                      -                       -
                                                  ------              --------------      -----------------            ------------
TOTAL RECEIPTS                                        42                       7,041                      -                   7,083
                                                  ------              --------------      -----------------            ------------

DISBURSEMENTS
Payroll (d)(e)(f)                                    287)                          -                      -                    (287)
Benefits (d)(e)(f)                                   (22)                          -                      -                     (22)
Building Costs (g)                                   (10)                          -                      -                     (10)
Equipment Costs                                       (6)                          -                      -                      (6)
Auto, Travel & Entertainment                           -                           -                      -                       -
Outside Services                                     (54)                          -                      -                     (54)
Sales & Use Taxes                                      -                           -                      -                       -
Payments by Affiliates on Debtor's Behalf (c)        690                           -                                            690
DIP Facility Repayments                             (259)                          -                      -                    (259)
DIP Operating Reserve                                  -                           -                      -                       -
DIP Fees                                             (36)                          -                      -                     (36)
Advance to RC III Trust (j)                            -                           -                      -                       -
Paydown of US Bank Debt                                -                      (7,027)                     -                  (7,027)
Other Expense (h)                                    (18)                         (1)                     -                     (19)

Professional Fees                                    (45)                          -                      -                     (45)
U.S. Trustee Quarterly Fees                            -                           -                      -                       -
                                                  ------              --------------      -----------------            ------------
TOTAL DISBURSEMENTS                                  (47)                     (7,028)                     -                  (7,075)
                                                  ------              --------------      -----------------            ------------

NET CASH FLOW                                         (5)                         13                      -                       8
                                                  ------              --------------      -----------------            ------------
CASH END OF MONTH                                     94                          39                      -                     133

                                                  ------              --------------      -----------------            ------------
BANK BALANCE                                          94                          39                      -                     133
   Deposits in Transit                                 -                           -                      -                       -
   Outstanding Checks                                  -                           -                      -                       -
   Other                                               -                           -                      -                       -
ADJUSTED BANK BALANCE                                 94                          39                      -                     133
                                                  ------              --------------      -----------------            ------------

See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 05/01/04 - 05/31/04
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)

      (a)   Payments on loan agreements between DVI Business Credit Corporation
            (BC), case #03-12658, and customers.

      (b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner. Please see Appendix 1 for additional information regarding May receipts.

      (c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $690 paid by DFS on behalf of the Debtor consists of the following:

                          DFS Direct   DFS Allocated   Total
                          ----------   -------------   -----
Payroll                   $      256   $         31    $ 287
Benefits                          19              3       22
Building Costs                     2              8       10
Equipment Costs                    2              4        6
Auto, Travel & Ent.                0              0        0
Outside Services                  51              3       54
DIP Fees                           0             36       36
Legal Settlement                 215              0      215
Professional Fees                  0             45       45
Other                              3             15       18
                          ----------   ------------    -----
Total*                    $      548   $        145    $ 693

*Amount is gross of $3 thousand paid out of Debtor's own bank account.

      (d) The number of employees at the end of the period as compared to pre-petition:

July                  66
May                    2

      (e) The benefit-to-payroll (not including KERP) relationship, with an allocation of benefits similar to payroll was 16.7% for BC. Expenses were adjusted for Cobra costs to be reimbursed.

      (f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

      (g) Building costs of $10 ($8 allocation from DFS and $2 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

      (h) Other expenses of $18 were primarily the result of $15 in allocations from DFS and $3 in direct bank charges paid by the Debtor. Please refer to the DFS footnotes.

      (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

      (j)   To make funds available for clients in the RC III trust.

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 05/01/04 - 05/31/04

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                       Beginning      Amount                  Ending
                                          Tax       Withheld or    Amount       Tax
                                       Liability      Accrued       Paid     Liability
                                       ---------    -----------    ------    ---------
FEDERAL

Withholding                                    -             58       (58)           -

FICA-Employee                                  -             12       (12)           -

FICA-Employer (b)                              -             12       (12)           -

Unemployment                                   -              -         -            -

Income (c) (d)                            (3,776)          (661)      549       (3,888)

Other                                          -              -         -            -
                                       ---------    -----------    ------    ---------
    Total Federal Taxes                   (3,776)          (579)      467       (3,888)
                                       ---------    -----------    ------    ---------
STATE AND LOCAL

Withholding                                    -              9        (9)           -

Sales (b)                                      -              -         -            -

Excise                                         -              -         -            -

Unemployment                                   -              -         -            -

Real Property                                  -              -         -            -

Personal Property                              -              -         -            -

Florida Doc Stamp                              -              -         -            -

Franchise                                      -              -         -            -

Other: Local Income Tax Withholding            -              2        (2)           -

    Total State and Local                      -             11       (11)           -
                                       ---------    -----------    ------    ---------
TOTAL TAXES                               (3,776)          (568)      456       (3,888)
                                       ---------    -----------    ------    ---------

                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING                                                   AMOUNT
----------------------                                                  --------
0 - 30 days                                                                   19
31 - 60 days                                                                   -
61 - 90 days                                                                   -
91+ days                                                                       -
                                                                        --------
TOTAL ACCOUNTS PAYABLE                                                        19
                                                                        --------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

See footnotes on following page.                                           MOR-4

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 05/01/04 - 05/31/04
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

      (a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c)   Beginning balance represents a tax benefit asset.

      (d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657).

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 05/01/04 - 05/31/04

                                 RECEIVABLES (a)

(in thousands)

                                    RECEIVABLES                                           AMOUNT
-----------------------------------------------------------------------------------    ------------
Total Lines of Credit Collateralized by Third-party Medical Receivables (b)                 247,405

                              DEBTOR QUESTIONNAIRE

                           MUST BE COMPLETED EACH MONTH                                YES    NO
-----------------------------------------------------------------------------------    ---    ---
1. Have any assets been sold or transferred outside the normal course of business this reporting period?
   If yes, provide an explanation below.
   (SEE ATTACHED APPENDICES)                                                            X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
   If yes, provide an explanation below.                                                       X

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                                                 X

4. Are workers compensation, general liability and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                                 X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of May 31, 2004 is listed above.

(b) $183.7 million owned by securitization trusts; $63.7 million owned by DVI Business Credit Corporation.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period: 05/01/04 - 05/31/04

                         DVI BUSINESS CREDIT CORPORATION
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

             6/22/2004                    /s/ Montgomery W. Cornell
             ---------                    -------------------------------------
               Date                       Signature of Responsible Party
                                          Montgomery W. Cornell

                                                                      APPENDIX 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation                    Case No. 03-12658 (MFW)
                                           Reporting period: 05/01/04 - 05/31/04

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

Asset Description:      New Valley Health Group Inc. ("New Valley") was a
                        customer of both DVI Business Credit Corporation ("DBC") and DVI Financial Services Inc. ("DFS"). In addition to its lending relationship, the Debtors had a majority interest in New Valley. The assets of New Valley were sold to O2 Science Acquisition Corp. for $9.7 million of which $2.0 million went to settle DFS leases that were sold into securitization trusts, $7.2 million went to settle DBC owned receivables and the balance to pay certain claims and administrative and other expenses.

Effective Date:         05/10/04

Compensation:           $9.7 million in cash of which $7.2 million went to pay
                        DBC estate secured liabilities.